UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_____________

FORM 8-K
_____________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 31, 2014

LHC GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33989	71-0918189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 West Pinhook Rd., Suite A
Lafayette, LA 70503
(Address of Principal Executive Offices, including Zip Code)

(337) 233-1307
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on February 1, 2014, LHC Group, Inc. (“LHC Group”) entered into a definitive stock purchase agreement (the “Purchase Agreement”) to acquire the home health, hospice, and community-based service lines of Deaconess HomeCare, LLC (“Deaconess”), a subsidiary of BioScrip, Inc., for $60 million in cash, subject to post-closing  net working capital adjustments.

Pursuant to the terms and conditions of the Purchase Agreement, wholly-owned subsidiaries of LHC Group (the “Purchasers”) were to acquire 100% of the equity ownership of the operating subsidiaries of Deaconess that collectively operate 33 home health, hospice, and community-based service agencies located in Mississippi, Tennessee, Kentucky, Illinois, and Nebraska.

On March 31, 2014, LHC Group and Deaconess amended the Purchase Agreement to remove the subsidiary of Deaconess operating in Nebraska from the transaction, such that at the closing Purchasers will acquire 32 home health, hospice, and community-based service agencies located in Mississippi, Tennessee, Kentucky, and Illinois at a final purchase price of $59.5 million in cash, subject to post-closing net working capital adjustments.

The foregoing description of the amendment to the Purchase Agreement is qualified in its entirety by reference to the full text of such amendment, which is attached to this Form 8-K as Exhibit 2.1 and is incorporated herein by reference in its entirety.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 31, 2014, with an effective time of 12:01 a.m. on April 1, 2014, the Purchasers completed their acquisition of 100% of the equity ownership of the operating subsidiaries of Deaconess that collectively operate 32 home health, hospice, and community-based service agencies located in Mississippi, Tennessee, Kentucky, and Illinois for $59.5 million in cash, subject to post-closing working capital adjustments pursuant to the Purchase Agreement, as amended.

The foregoing description of the acquisition consummated is qualified in its entirety by reference to the full text of the Purchase Agreement, which was filed as an exhibit to LHC Group’s Form 8-K on February 3, 2014 and is incorporated herein by reference in its entirety, and the amendment to the Purchase Agreement, which is attached to this Form 8-K as Exhibit 2.1 and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired

Any financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Form 8-K within 71 calendar days from which this Form 8-K is required to be filed.

(b)           Financial Statements of Business Acquired

Any pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment to this Form 8-K within 71 calendar days after the date on which this Form 8-K is required to be filed.

(d)           Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

EXHIBIT NO.	DESCRIPTION

2.1
Amendment to Stock Purchase Agreement dated March 31, 2014, by and among Deaconess Homecare, LLC, and Nebraska Healthcare Group, LLC, Illinois Healthcare Group, LLC, Kentucky Healthcare Group, LLC, Tennessee Healthcare Group, LLC, and Mississippi Healthcare Group, LLC.

99.1	Press Release dated April 1, 2014.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC GROUP, INC.

By:  /s/ Jeffrey M. Kreger
Jeffrey M. Kreger
Executive Vice President and Chief
Financial Officer

Dated:  April 1, 2014

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

2.1
Amendment to Stock Purchase Agreement dated March 31, 2014, by and among Deaconess Homecare, LLC, and Nebraska Healthcare Group, LLC, Illinois Healthcare Group, LLC, Kentucky Healthcare Group, LLC, Tennessee Healthcare Group, LLC, and Mississippi Healthcare Group, LLC.

99.1	Press Release dated April 1, 2014.